                                                                Exhibit 10(aa)



                         GAS TRANSPORTATION AGREEMENT
                         Firm  Transportation Service
                     ----------------------------
                        (For New England Power Company)
                                  (Continued)



                                   EXHIBIT A
                          RECEIPT AND DELIVERY POINTS
                  TO THE GAS TRANSPORTATION AGREEMENT BETWEEN
             ALGONQUIN GAS TRANSMISSION COMPANY (TRANSPORTER) AND
                      NEW ENGLAND POWER COMPANY (SHIPPER)
                              DATED APRIL 15,1994
                                 -------------
                                  (Continued)


Deliveries for the account of Shipper shall be made at each Point of Delivery in quantities not in excess of the Maximum Daily
Delivery Obligation specified herein and at a pressure not less than the Minimum Delivery Pressure specified herein.

Transporter'             Maximum Daily                          Minimum
Point(s) of          Delivery Obligation                    Delivery Pressure
  Delivery               (MMBtu) (1)                               Psig
- -------------        -------------------          ----------------

Beginning on the later of (i) November 1, 1993 or (ii) the date on which all necessary facilities required to be constructed by Transporter and upstream domestic pipelines are completed and ready for service:

Manchester, St.
Meter Station
Providence, RI                            59,220 MMBtu             350

Interconnection between
Algonquin's G-1 System
and the Brayton Point
Lateral in Dighton, MA                    0 MMBtu                  -

801   Milford, MA
      Meter Station                       0 MMBtu                  -

                         GAS TRANSPORTATION AGREEMENT
                          Firm Transportation Service
                          ---------------------------
                        (For New England Power Company)
                                  (Continued)

                                   EXHIBIT A
                          RECEIPT AND DELIVERY POINTS
                  TO THE GAS TRANSPORTATION AGREEMENT BETWEEN
             ALGONQUIN GAS TRANSMISSION COMPANY (TRANSPORTER) AND
                      NEW ENGLAND POWER COMPANY (SHIPPER)
                              DATED APRIL 15,1994
                                  (Continued)

Transporter's                    Maximum Daily                     Minimum
Point(s) of             Delivery Obligation       Delivery Pressure
  Delivery                  (MMBtu) (1)                  Psig
- -------------          ---------------------      -----------------
Beginning on the later of (i) November 1, 1994 or (ii) the date that all necessary facilities required to be constructed by Transporter and upstream domestic pipelines are completed and ready for service:

Manchester, St.
Meter Station
Providence, RI                         94,214 MMBtu             350

Interconnection between
Algonquin's G-1 System
and the Brayton Point
Lateral in Dighton, MA                 0 MMBtu                     -

801  Milford, MA
      Meter Station                    0 MMBtu                     -


Signed for Identification

                  s/ John J. Mullaney
Algonquin:

                  s/ Jeffrey W. VanSant               s/ Jeffrey D. Tranen
Shipper:
                  Jeffrey W. VanSant                  Jeffrey D. Tranen
                  Vice President                      President


Supersedes Exhibit A of Contract Number 932002 Dated July 3, 1992.

_______________

(1) The above Maximum Daily Receipt Obligation shall be equal to the total of Maximum Daily Delivery Obligation for each delivery point plus Transporter's allowed Fuel Reimbursement Quantity as may exist from time to time.